As filed with the Securities and Exchange Commission on April 1, 2008

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2008


                            W. R. BERKLEY CORPORATION
                            -------------------------
                     (Exact name of registrant as specified
                                 in its charter)


   Delaware                            1-15202                 22-1867895
   --------                            -------                 ----------
(State or other jurisdiction       (Commission File          (IRS Employer
of incorporation)                       Number)            Identification No.)


         475 Steamboat Road, Greenwich, CT 06830
         ---------------------------------------
    (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

         Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of the impending change of the Company's New York Stock Exchange ticker symbol on its common stock from "BER" to "WRB" and on its 6.75% trust originated preferred securities from "BERPRA" to "WRBPRA" effective April 15, 2008. The press release was issued on March 31, 2008. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

         (d)  Exhibits

         99.1  Press Release, dated March 31, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             W. R. BERKLEY CORPORATION


                             By:  /s/ Eugene G. Ballard
                                  ----------------------------------------------
                             Name:  Eugene G. Ballard
                             Title: Senior Vice President,
                                    Chief Financial Officer
                                    and Treasurer


Date:  April 1, 2008

                                  EXHIBIT INDEX


Exhibit:

99.1      Press Release dated March 31, 2008